UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2007 – November 30, 2008

Item 1: Reports to Shareholders

Vanguard Florida Long-Term Tax-Exempt Fund Annual Report

November 30, 2008

>	For the fiscal year ended November 30, 2008, the Investor Shares of Vanguard Florida Long-Term Tax-Exempt Fund returned –5.87%, and the Admiral Shares returned –5.80%.
>	The fund’s result lagged its benchmark index but outperformed the peer-group average.
>	During the 12-month period, municipal yields were extremely volatile, as spillover from the subprime credit crunch seeped into all corners of the fixed income market.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
About Your Fund’s Expenses	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2008
	Ticker	Total
	Symbol	Return
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	VFLTX	–5.87%
30-Day SEC Yield: 4.70%
Taxable-Equivalent Yield: 7.23%[1]
Admiral™ Shares[2]	VFLRX	–5.80
30-Day SEC Yield: 4.78%
Taxable-Equivalent Yield: 7.35%[1]
Barclays Capital 10 Year Municipal Bond Index		–0.42
Average Florida Municipal Debt Fund[3]		–8.63

Your Fund’s Performance at a Glance
November 30, 2007–November 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	$11.53	$10.32	$0.507	$0.052
Admiral Shares	11.53	10.32	0.515	0.052

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.

2 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

3 Derived from data provided by Lipper Inc.

Note: The Barclays Capital bond indexes were formerly known as Lehman Brothers indexes. The change followed Barclays’ acquisition of Lehman's assets in September.

President’s Letter

Dear Shareholder,

Municipal securities experienced unusual volatility during the past 12 months as the global credit crunch reverberated through this typically sedate segment of the fixed income markets.

During this turbulent period, Vanguard Florida Long-Term Tax-Exempt Fund returned –5.87% for Investor Shares and –5.80% for Admiral Shares, as interest income only partially offset a decline in the principal value of the fund’s holdings. As of November 30, the Investor Shares’ yield was 4.70%, up from 3.98% a year earlier. For investors in the highest income tax bracket, the taxable-equivalent yield was 7.23%. Yields were slightly higher for Admiral Shares.

Please note: Although the fund’s income distributions are expected to be exempt from federal income tax, a portion of these distributions may be subject to the alternative minimum tax (AMT). However, the Florida Long-Term Tax-Exempt Fund currently owns no bonds that would generate income subject to the AMT.

Amid economic uncertainty, bond investors preferred Treasuries

Credit markets remained unsettled throughout the 12-month period. Bond investors grew increasingly reluctant to lend to corporations and even creditworthy states and municipalities. Instead, investors preferred the liquity and relative safety of U.S. Treasury securities.

This tendency persisted throughout the year and intensified toward the close of the period, as demand for Treasuries drove their prices higher and yields lower. At the end of November, the yield of the shortest-term Treasuries neared 0%, and the yield of the 10-year note dipped below 3% for the first time in five decades, indicating a remarkable level of risk-aversion for investors across the maturity spectrum.

The U.S. Federal Reserve Board responded to the credit crisis by creating new lending programs and dramatically easing monetary policy. During the year, the Fed reduced its target for the federal funds rate from 4.50% to 1.00%.

For the 12 months, the broad taxable bond market returned 1.74%; the tax-exempt bond market returned –3.61%.

Stock market weakness was severe and broad-based

Stock markets worldwide, including the U.S. stock market, registered some of the worst 12-month performances in many years. Stocks were weak throughout the year, but declines accelerated in September as the financial crisis deepened and several large financial institutions collapsed, received government assistance, or were taken over by competitors. Market volatility spiked, and daily stock market swings of several percentage points became common.

Market Barometer
		Average Annual Total Returns
	Periods Ended November 30, 2008
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	1.74%	4.56%	4.10%
Barclays Capital Municipal Bond Index	–3.61	1.66	2.58
Citigroup 3-Month Treasury Bill Index	2.07	3.86	3.11

Stocks
Russell 1000 Index (Large-caps)	–38.98%	–9.10%	–1.43%
Russell 2000 Index (Small-caps)	–37.46	–10.13	–1.65
Dow Jones Wilshire 5000 Index (Entire market)	–38.84	–8.96	–1.16
MSCI All Country World Index ex USA (International)	–48.95	–6.84	3.37

CPI
Consumer Price Index	1.07%	2.44%	2.86%

The effects of the financial crisis, which originated in the fixed income markets, continued to hamper the broader economy. Unemployment increased, consumer confidence declined, and production levels fell. Shortly after the close of the fund’s fiscal year, the National Bureau of Economic Research (the body responsible for dating the nation’s business cycles) confirmed that the U.S. economy had been in recession since December 2007.

For the fund’s fiscal year, the broad U.S. stock market returned –38.84%. International stocks fared worse, returning –48.95%.

The credit crisis weighed on the muni market

A year ago, trouble in the fixed income market seemed largely confined to securities backed by subprime mortgages, which came under severe pressure as the housing market deteriorated. As the depth and extent of the subprime market’s weakness became clear, however, distress spread to just about every segment of the fixed income market, including municipal securities.

Consequently, the Investor Shares and Admiral Shares of the Florida Long-Term Tax-Exempt Fund returned –5.87% and –5.80% respectively for the 12 months, as the prices of almost all bonds that weren’t issued by the U.S. Treasury

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average Florida
	Investor	Admiral	Municipal
	Shares	Shares	Debt Fund
Florida Long-Term Tax-Exempt Fund	0.15%	0.08%	1.11%

1 The fund expense ratios shown are from the prospectus dated March 28, 2008. For the fiscal year ended November 30, 2008, the fund’s expense ratios were 0.15% for Investor Shares and 0.08% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

declined. The selling pressure was greatest for longer-term bonds, such as those owned by your fund.

As prices fell, of course, yields rose. We noted above that both of the fund’s share classes ended the fiscal year with higher yields than at the outset. The fund’s income return for the period partially offset the decline of about –10% in the principal value of its holdings.

Although the fund’s negative returns were of course disappointing, it is worth noting that the fund outperformed its peer group by a substantial margin. This difference reflects the commitment of the investment advisor, Vanguard Fixed Income Group, to high-quality securities and careful portfolio management strategies, which helped protect shareholders from the worst of the market’s upheaval during the past year.

Prudent management and low costs have delivered strong returns

Just as it did during the past 12 months, the fund has benefited over the long term from the advisor’s diligent credit analysis, emphasis on high quality and liquidity, and efforts to keep the portfolio’s exposure to interest rate risk generally in line with that of its market segment. As the table below shows, these factors—together with Vanguard’s low costs—have led to peer-beating returns over the past ten years.

For the decade ended November 30, the fund’s Investor Shares earned an average annual return of 3.93%, which would have

Total Returns
Ten Years Ended November 30, 2008
	Average Annual Return
		Average
	Vanguard	Competing
	Fund	Fund[1]
Florida Long-Term Tax-Exempt Fund Investor Shares	3.93%	2.57%

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Average Florida Insured Municipal Debt Fund through March 31, 2002, and Average Florida Municipal Debt Fund thereafter. Peer-group return is derived from data provided by Lipper Inc.

transformed a hypothetical initial investment of $10,000 into $14,696. By comparison, the average return for competing funds would have produced assets of $12,891 for the same period.

A sensible allocation plan for unsettling times

As stock markets have tumbled, and even typically staid segments of the investment markets such as municipal securities have endured high levels of volatility, the temptation to “do something” has no doubt been strong. Our experience suggests that, more often than not, such an emotional response is counterproductive.

We’ve found that a sensible approach even in turbulent markets—and it’s worth noting that, while extreme, the recent turmoil is not unprecedented—is to determine a mix of stock, bond, and money market funds appropriate for your goals and circumstances, and then stick with it through the good times and bad.

A balanced, well-diversified portfolio provides you with both some protection from the stock market’s deepest swoons and the opportunity to participate in its potential for long-term growth.

The Florida Long-Term Tax-Exempt Fund can play an important role in such a portfolio, particularly for investors in high tax brackets. And, by keeping expenses low, your fund’s advisor enables you to capture more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

December 15, 2008

Advisor’s Report

For the fiscal year ended November 30, 2008, the Investor Shares of Vanguard Florida Long-Term Tax-Exempt Fund returned –5.87% (the Admiral Shares, –5.80%), as bond prices declined. The fund outperformed its peer group.

The investment environment

Credit-market problems that first surfaced in mid-2007 intensified during the past 12 months, ultimately leading to a severe disruption of the market’s normal lending and borrowing activity. By the end of the period, the Federal Reserve Board had lowered its target for the federal funds rate, a benchmark for short-term rates, to 1.00%, from 4.50% at the start. (On December 16, 2008, after the close of the fiscal period, the Fed established a rate target of 0% to 0.25%.)

As the tentacles of the subprime-loan crisis gripped the credit markets, municipal securities (and just about every other fixed income investment) underperformed U.S. Treasuries, which rallied amid a global flight to quality. Weakness in the municipal market also reflected concern about the financial strength of municipal bond insurers and forced selling by investors who had bought municipals with borrowed money. As asset prices declined, these borrowers sold municipals to meet margin requirements. The net effect was to cheapen high-quality tax-exempt bonds to extraordinarily attractive levels, particularly on an after-tax basis.

A by-product of these developments was a sharp drop in the supply of new securities. Outflows experienced by mutual fund

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	Nov. 30,	Nov. 30,
Maturity	2007	2008
2 years	3.18%	2.13%
5 years	3.26	2.93
10 years	3.62	4.02
30 years	4.32	5.38

Source: Vanguard.

companies and a lack of support from other institutional buyers made the placement of new issues difficult. As a result, issuers came to market only on an as-needed basis. During the past 12 months, Florida issuers brought $19.0 billion in new securities to market, down from $28.5 billion a year ago.

Management of the fund

Vanguard Fixed Income Group has always looked through the insurance wrapper to the underlying quality of the municipal issuer. As the monoline insurers were downgraded, this long-standing approach proved beneficial, limiting our exposure to bonds that were repriced by the market to reflect their lower underlying credit quality. As usual, we maintained a quality bias in our purchases, which helped us to avoid some of the market’s pitfalls for the fiscal year.

In the Florida Long-Term Tax-Exempt Fund, our customary focus on the market’s higher-quality securities enhanced the fund’s performance compared with that of its peer group as investors retreated from risk. During the past 12 months, the fund’s duration (a measure of interest-rate sensitivity) remained within its typical range.

Outlook

Municipal governments are beginning to feel the effects of the economic slowdown. The contraction has been surprisingly swift and broad-based. Going forward, we will have to pay close attention to credit dynamics. The credit quality of issuers will become more of a focus for the market over the coming year.

We approach the new fiscal year confident that shareholders can rely on Vanguard Florida Long-Term Tax-Exempt Fund’s broad diversification and our experienced credit-research team to take advantage of the opportunities that arise in the municipal market. And as always, the fund’s low expense ratios enhance our clients’ share of the returns produced by these efforts.

John M. Carbone, Principal Portfolio Manager

Vanguard Fixed Income Group

December 19, 2008

Florida Long-Term Tax-Exempt Fund

Fund Profile

As of November 30, 2008

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	174	7,629	44,181
Yield[3]		4.8%	4.7%
Investor Shares	4.7%
Admiral Shares	4.8%
Yield to Maturity	5.0%[4]	4.8%	4.7%
Average Coupon	5.0%	5.0%	5.0%
Average
Effective Maturity	12.8 years	9.9 years	12.8 years
Average Quality	AA	AA	AA
Average Duration	7.3 years	7.6 years	8.1 years
Expense Ratio[5]
(11/30/2007)		—	—
Investor Shares	0.15%
Admiral Shares	0.08%
Short-Term Reserves	3.9%	—	—

Distribution by Maturity (% of portfolio)

Under 1 Year	4.8%
1–5 Years	30.2
5–10 Years	11.6
10–20 Years	20.4
20–30 Years	32.2
Over 30 Years	0.8

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.89	0.97
Beta	1.07	1.04

Distribution by Credit Quality (% of portfolio)

AAA	32.2%
AA	49.8
A	14.9
BBB	1.2
Other	1.9

Investment Focus

1 Barclays Capital 10 Year Municipal Bond Index.

2 Barclays Capital Municipal Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible date. See the Glossary.

4 Before expenses.

5 The expense ratios shown are from the prospectus dated March 28, 2008. For the fiscal year ended November 30, 2008, the expense ratios were 0.15% for Investor Shares and 0.08% for Admiral Shares.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Florida Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1998–November 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Florida Long-Term Tax-Exempt Fund
Investor Shares[1]	–5.87%	1.86%	3.93%	$14,696
Barclays Capital Municipal Bond Index	–3.61	2.58	4.13	14,991
Barclays Capital 10 Year Municipal Bond Index	–0.42	3.24	4.49	15,510
Average Florida Municipal Debt Fund[2]	–8.63	0.79	2.57	12,891

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Florida Long-Term Tax-Exempt Fund Admiral Shares	–5.80%	1.93%	3.08%	$123,871
Barclays Capital Municipal Bond Index	–3.61	2.58	3.34	126,041
Barclays Capital 10 Year Municipal Bond Index	–0.42	3.24	3.88	130,824

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on the Average Florida Insured Municipal Debt Fund through March 31, 2002, and the Average Florida Municipal Debt Fund thereafter.

3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception on November 12, 2001.

Florida Long-Term Tax-Exempt Fund

Fiscal Year Total Returns (%): November 30, 1998–November 30, 2008

	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–6.5%	4.6%	–1.9%	–0.4%
2000	3.6	5.4	9.0	7.7
2001	3.9	5.1	9.0	8.2
2002	2.3	4.7	7.0	6.7
2003	2.9	4.5	7.4	6.9
2004	–0.6	4.3	3.7	4.0
2005	–1.3	4.3	3.0	3.0
2006	1.3	4.6	5.9	6.2
2007	–1.6	4.5	2.9	3.5
2008	–10.1	4.2	–5.9	–0.4

Average Annual Total Returns: Periods Ended September 30, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	9/1/1992	–2.42%	2.43%	–0.47%	4.65%	4.18%
Admiral Shares	11/12/2001	–2.35	2.50	–1.00[3]	4.51[3]	3.51[3]

1 Barclays Capital 10 Year Municipal Bond Index.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Florida Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.9%)
Florida (96.7%)
	Alachua County FL Health Fac. Auth.
	(Shands Teaching Hosp.)	6.250%	12/1/11 (1)	3,095	3,141
	Alachua County FL Health Fac. Auth.
	(Shands Teaching Hosp.)	6.250%	12/1/16 (1)	8,695	8,661
	Boynton Beach FL Util. System Rev.	5.375%	11/1/13 (1)	2,400	2,517
	Boynton Beach FL Util. System Rev.	5.375%	11/1/15 (1)	2,665	2,786
	Boynton Beach FL Util. System Rev.	5.500%	11/1/18 (1)	3,125	3,186
	Boynton Beach FL Util. System Rev.	5.500%	11/1/20 (1)	1,940	1,918
	Boynton Beach FL Util. System Rev.	6.250%	11/1/20 (3)(ETM)	415	476
	Brevard County FL Health Fac. Auth. Rev.
	(Holmes Regional Medical Center)	5.625%	10/1/14 (1)	2,000	2,001
	Brevard County FL Util. Rev.	5.250%	3/1/12 (1)	3,805	3,988
	Brevard County FL Util. Rev.	5.250%	3/1/14 (1)	2,045	2,145
	Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	6,325	6,835
	Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,690
1	Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	5,067
	Broward County FL School Board COP	5.000%	7/1/13 (4)	2,360	2,491
	Broward County FL School Board COP	5.500%	7/1/18 (4)	3,625	3,702
	Broward County FL School Board COP	5.375%	7/1/19 (4)	2,875	2,894
	Broward County FL School Board COP	5.500%	7/1/19 (4)	15,710	15,908
	Cape Coral FL Water & Sewer Rev.	5.000%	10/1/27 (2)	7,470	6,649
	Citrus County FL Water &
	Wastewater System Rev.	5.000%	10/1/25 (4)	3,670	3,485
	Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	13,749
	Collier County FL School Board COP	5.000%	2/15/27 (4)	5,000	4,585
	Coral Springs FL Improvement Dist.
	Water & Sewer GO	6.000%	6/1/10 (1)	1,350	1,394
	Davie FL Water & Sewer Rev.	6.375%	10/1/12 (2)(ETM)	2,500	2,726
	Dunedin FL Util. System Rev.	6.750%	10/1/10 (1)	2,465	2,562
	Duval County FL School Board COP	5.000%	7/1/33 (4)	5,000	4,390
	Florida Board of Educ. Capital Outlay	5.500%	6/1/14	10,000	10,630
	Florida Board of Educ. Capital Outlay	5.000%	6/1/29	7,970	7,456
	Florida Board of Educ. Capital Outlay	5.000%	6/1/35	25,000	22,941
	Florida Board of Educ. Capital Outlay	4.750%	6/1/37 (1)	5,485	4,600
	Florida Board of Educ. Public Educ.	5.375%	1/1/13	5,005	5,370
	Florida Board of Educ. Public Educ.	5.000%	6/1/21	6,400	6,492
	Florida Board of Educ. Public Educ.	5.000%	6/1/32	12,050	11,382
	Florida Board of Educ. Rev. (Lottery Rev.)	5.500%	7/1/15 (2)	12,105	12,684
	Florida Board of Educ. Rev. (Lottery Rev.)	5.250%	1/1/19 (1)	3,330	3,356

Florida Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Florida Board of Educ. Rev. (Lottery Rev.)	5.000%	7/1/22		6,165	5,924
Florida Dept. of Environmental Protection &
Preservation Rev.	5.000%	7/1/11	(1)	5,885	6,023
Florida Dept. of Environmental Protection &
Preservation Rev.	5.000%	7/1/13	(2)	6,095	6,482
Florida Dept. of Environmental Protection &
Preservation Rev.	5.000%	7/1/23	(1)	3,790	3,590
Florida Dept. of Environmental Protection &
Preservation Rev.	5.000%	7/1/27		5,000	4,485
Florida Dept. of Transp.	5.000%	7/1/30		7,350	6,827
Florida Housing Finance Corp. Rev.
(Homeowner Mortgage)	5.500%	7/1/39		1,500	1,336
Florida Hurricane Catastrophe Fund
Finance Corp. Rev.	5.000%	7/1/13		15,000	15,569
Florida Muni. Power Agency Rev.	5.000%	10/1/31		6,075	5,318
Florida Turnpike Auth. Rev.	5.000%	7/1/28	(2)	6,715	6,231
Florida Turnpike Auth. Rev.	5.000%	7/1/33		13,985	12,579
Florida Turnpike Auth. Rev.	4.500%	7/1/37		5,000	3,917
Halifax Hosp. Medical Center Florida Hosp. Rev.	5.500%	6/1/38	(4)	3,000	2,570
Hernando County FL Water & Sewer	5.000%	6/1/29	(1)	4,000	3,646
Highlands County FL Health Rev.
(Adventist Health System)	6.000%	11/15/11	(Prere.)	10,000	11,117
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/15	(Prere.)	1,225	1,352
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/31		4,000	3,111
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/35		8,775	6,643
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/11	(4)	4,610	4,933
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/12	(4)	5,670	6,125
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/13	(4)	3,000	3,266
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/14	(4)	5,365	5,878
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/15	(4)	3,945	4,328
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/26		4,800	3,684
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/34		10,870	7,553
Hillsborough County FL IDA
(Univ. Community Hosp.)	6.500%	8/15/19	(1)	17,850	17,385
Hillsborough County FL IDA PUT	5.150%	9/1/13		2,000	1,981
Hillsborough County FL School Board COP
(Master Lease Program) VRDO	1.850%	12/1/08	(1)LOC	11,000	11,000
Jacksonville FL Econ. Dev. Community Health
Care Fac. Rev. (Mayo Clinic)	5.000%	11/15/36		6,000	4,808
Jacksonville FL Econ. Dev. Community Health
Care Fac. Rev. VRDO	1.000%	12/1/08	LOC	8,800	8,800
Jacksonville FL Electric Auth. Rev.
(St. John’s River Power Park)	4.750%	10/1/33		1,920	1,594
Jacksonville FL Electric Auth. Rev.
(St. John’s River Power Park)	5.000%	10/1/37		5,000	4,417
Jacksonville FL Health Fac. Auth. Hosp. Rev.
(Baptist Medical Center)	5.000%	8/15/27		7,620	5,911

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Jacksonville FL Health Fac. Auth. Hosp. Rev.
(Baptist Medical Center)	5.000%	8/15/37	5,000	3,543
Jacksonville FL Health Fac. Auth. Hosp. Rev. VRDO	1.000%	12/1/08 LOC	4,300	4,300
Jacksonville FL Sales Taxes Rev.	5.000%	10/1/30	5,000	4,468
Jacksonville FL Transp. Rev.	5.000%	10/1/28 (1)	3,130	2,907
Jacksonville FL Transp. Rev.	5.000%	10/1/29 (1)	5,065	4,647
Jea FL Bulk Power Supply System Rev.	5.625%	10/1/33	4,000	3,842
Key West FL Util. Board Election Rev.	5.000%	10/1/31 (1)	5,375	4,651
Lake County FL School Board COP	5.000%	6/1/30 (2)	7,000	5,936
Lakeland FL Electric & Water Rev.	0.000%	10/1/11 (1)	8,420	7,593
Lakeland FL Electric & Water Rev.	0.000%	10/1/12 (1)	2,020	1,728
Lakeland FL Electric & Water Rev.	6.050%	10/1/14 (4)	2,000	2,244
Lakeland FL Water & Wastewater Rev.	5.250%	10/1/32	10,000	9,514
Lee County FL IDA Health Care Fac. Rev.
(Shell Point Village)	5.000%	11/15/29	4,000	2,546
Lee County FL School Board COP	5.000%	8/1/27 (4)	5,000	4,579
Lee County FL School Board COP	5.000%	8/1/28 (4)	5,000	4,539
Lee Memorial Health System Florida Hosp. Rev.	5.250%	4/1/35 (1)	5,090	3,876
Marion County FL Hosp. Dist. Rev.
(Munroe Regional Health System)	5.000%	10/1/29	10,290	7,478
Miami Beach FL Water & Sewer Rev.	5.625%	9/1/17 (2)	2,550	2,678
Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.250%	4/1/24 (2)	6,515	6,321
Miami-Dade County FL GO	5.000%	7/1/38 (12)	5,000	4,482
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/27 (1)	10,000	7,934
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/28 (1)	10,890	8,533
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.000%	6/1/29 (1)	3,715	2,889
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,460	2,676
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,650	2,882
Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	3,840	4,177
Miami-Dade County FL School Board COP	5.000%	8/1/12 (2)	4,000	4,114
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	10,165	9,301
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	5,635	4,623
Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (1)	8,500	8,988
Miami-Dade County FL Transit Sales Surtax Rev.	5.000%	7/1/31 (10)	5,000	4,442
Miami-Dade County FL Water & Sewer Rev.	5.000%	10/1/26 (1)	17,000	15,272
Miramar FL Wastewater Improvement
Assessment Rev.	5.000%	10/1/25 (1)	385	359
North Brevard County FL Hosp. Dist. Rev.
(Parrish Medical Center Project)	5.750%	10/1/38	2,000	1,577
Ocala FL Water & Sewer Rev.	6.000%	10/1/10 (2)	1,060	1,100
Okaloosa County FL Water and Sewer Rev.	5.000%	7/1/36 (4)	3,100	2,761
Orange County FL Educ. Fac. Auth. Rev.
(Rollins College) VRDO	1.000%	12/1/08 LOC	3,300	3,300
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	5.625%	11/15/12 (Prere.)	3,180	3,552
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.250%	11/15/12 (Prere.)	5,000	5,656
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/15 (Prere.)	1,435	1,584
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)	2,045	2,097
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)(ETM)	5,260	5,680

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)	2,175	2,262
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)(ETM)	2,765	3,073
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)	1,875	1,969
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)(ETM)	3,160	3,664
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)	1,890	1,995
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	95	110
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)	1,515	1,583
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	3,890	4,536
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/18 (1)	5,770	5,897
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	5.125%	11/15/39	9,000	6,458
Orange County FL IDA Ind. Dev. Rev.
(Catholic Charities) VRDO	1.000%	12/1/08 LOC	8,350	8,350
Orange County FL Sales Tax Rev.	5.125%	1/1/32 (1)	5,000	4,514
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,955	4,226
Orange County FL School Board COP	5.000%	8/1/32 (1)	12,070	10,015
Orange County FL Tourist Dev. Rev.	5.900%	10/1/10 (1)(ETM)	835	896
Orange County FL Tourist Dev. Rev.	4.750%	10/1/32 (10)	10,000	7,626
Orlando & Orange County FL Expressway Auth.	6.500%	7/1/10 (1)	2,000	2,120
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/14 (1)	3,000	3,560
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/15 (1)	8,360	10,072
Orlando & Orange County FL Expressway Auth.	5.000%	7/1/32 (4)	10,000	9,092
Orlando FL Util. Comm. Water & Electric Rev.	5.000%	10/1/25	2,100	2,010
Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/14 (1)	16,300	19,057
Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/15 (1)	3,000	3,549
Palm Beach County FL Health Fac.
Auth. Hosp. Rev.	5.625%	12/1/31	6,000	4,335
Palm Beach County FL Public Improvement Rev.	5.000%	5/1/33	2,000	1,821
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,364
Palm Beach County FL School Board COP	5.000%	8/1/24 (1)	7,135	6,436
Palm Beach County FL School Board COP	5.000%	8/1/27 (1)	8,740	7,580
Palm Beach County FL School Board COP	5.000%	8/1/31 (4)	7,000	6,298
Palm Beach County FL Solid Waste Auth. Rev.	5.500%	10/1/28	5,000	4,706
Palm Beach County FL Water & Sewer	5.000%	10/1/31	10,400	9,601
Pasco County FL Water & Sewer Rev.	5.000%	10/1/36 (4)	7,000	6,230
Polk County FL Util. System Rev.	5.250%	10/1/21 (1)	3,620	3,570
Port St. Lucie FL Rev.	6.250%	9/1/27 (12)	2,000	1,995
Port St. Lucie FL Special Assessment Rev.
(Southwest Annexation Dist.)	5.000%	7/1/27 (1)	10,000	8,716
Putman County FL Auth. PCR PUT	5.350%	5/1/18 (2)	3,500	3,303
Sarasota County FL Environmentally Sensitive GO	5.250%	10/1/24	2,000	1,933
Sarasota County FL Util. System Rev.	7.000%	10/1/09 (1)	3,235	3,345
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/17 (1)	2,400	2,506
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/19 (1)	3,595	3,674
Seminole County FL Water & Sewer Rev.	6.000%	10/1/09 (1)	925	945
Seminole County FL Water & Sewer Rev.	6.000%	10/1/12 (1)	5,000	5,325
Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)	2,350	2,557
Seminole County FL Water & Sewer Rev.	5.000%	10/1/36	5,000	4,533

Florida Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
South Broward FL Hosp. Dist. Rev.	5.625%	5/1/12	(1)(Prere.)	9,000	10,017
South Broward FL Hosp. Dist. Rev.	5.000%	5/1/35	(1)	5,050	4,046
South Florida Water Management Dist.	5.000%	10/1/36	(2)	15,000	13,276
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South FL Obligated Group)	5.000%	8/15/22		5,000	4,519
St. John’s County FL IDA Health Care
(Vicars Landing Project)	5.000%	2/15/17		1,625	1,389
St. John’s County FL Ponte Verda
Utility Systems Rev.	5.000%	10/1/30	(4)	3,650	3,286
St. Lucie County FL Util. System Rev.	5.500%	10/1/15	(3)(ETM)	5,000	5,490
St. Lucie County FL Util. System Rev.	6.000%	10/1/20	(3)(ETM)	5,515	6,193
Sunrise FL Util. System Rev.	5.200%	10/1/22	(2)	16,805	15,823
Tallahassee FL Energy System Rev.	5.250%	10/1/13	(4)	4,380	4,741
Tallahassee FL Energy System Rev.	5.250%	10/1/14	(4)	3,980	4,331
Tallahassee FL Energy System Rev.	5.250%	10/1/15	(4)	5,240	5,704
Tamarac FL Water & Sewer Util. Rev.	5.900%	10/1/11	(3)(ETM)	2,175	2,324
Tampa Bay FL Water Util. System Rev.	5.000%	10/1/34		15,000	13,654
Tampa FL Health System Rev.
(Catholic Healthcare East)	5.250%	11/15/11	(1)	4,575	4,568
UCF Athletic Assn. Inc. Florida COP	5.000%	10/1/35	(1)	2,900	2,166
Volusia County FL School Board Sales Tax Rev.	5.000%	10/1/11	(4)	3,300	3,491
					905,034
Puerto Rico (2.2%)
Puerto Rico GO	5.250%	7/1/19		775	710
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/36	(2)	25,120	3,224
Puerto Rico Muni. Finance Agency	5.250%	8/1/18	(4)	5,000	5,018
Puerto Rico Public Buildings Auth. Govt.
Fac. Rev. PUT	5.000%	7/1/12	(2)	12,000	11,475
					20,427
Total Tax-Exempt Municipal Bonds (Cost $985,420)					925,461
Other Assets and Liabilities (1.1%)
Other Assets					24,587
Liabilities					(14,386)
					10,201
Net Assets (100%)					935,662

Florida Long-Term Tax-Exempt Fund

At November 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,010,871
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(14,308)
Unrealized Appreciation (Depreciation)
Investment Securities	(59,959)
Futures Contracts	(942)
Net Assets	935,662

Investor Shares—Net Assets
Applicable to 20,795,360 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	214,664
Net Asset Value Per Share—Investor Shares	$10.32

Admiral Shares—Net Assets
Applicable to 69,846,249 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	720,998
Net Asset Value Per Share—Admiral Shares	$10.32

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $1,377,000 have been segregated as initial margin for open futures contracts. See accompanying Notes, which are an integral part of the Financial Statements.

A key to abbreviations and other references follows the Statement of Net Assets.

Florida Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) National Indemnity Co. (Berkshire Hathaway).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2008
($000)
Investment Income
Income
Interest	50,084
Total Income	50,084
Expenses
The Vanguard Group—Note B
Investment Advisory Services	103
Management and Administrative—Investor Shares	280
Management and Administrative—Admiral Shares	405
Marketing and Distribution—Investor Shares	59
Marketing and Distribution—Admiral Shares	165
Custodian Fees	9
Auditing Fees	24
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	1,054
Expenses Paid Indirectly	(5)
Net Expenses	1,049
Net Investment Income	49,035
Realized Net Gain (Loss)
Investment Securities Sold	(6,672)
Futures Contracts	(2,161)
Realized Net Gain (Loss)	(8,833)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(100,376)
Futures Contracts	(947)
Change in Unrealized Appreciation (Depreciation)	(101,323)
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,121)

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,035	51,882
Realized Net Gain (Loss)	(8,833)	6,256
Change in Unrealized Appreciation (Depreciation)	(101,323)	(25,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,121)	32,198
Distributions
Net Investment Income
Investor Shares	(11,234)	(12,428)
Admiral Shares	(37,801)	(39,454)
Realized Capital Gain[1]
Investor Shares	(1,181)	(429)
Admiral Shares	(3,844)	(1,298)
Total Distributions	(54,060)	(53,609)
Capital Share Transactions
Investor Shares	(22,554)	(32,472)
Admiral Shares	(48,409)	(27,434)
Net Increase (Decrease) from Capital Share Transactions	(70,963)	(59,906)
Total Increase (Decrease)	(186,144)	(81,317)
Net Assets
Beginning of Period	1,121,806	1,203,123
End of Period	935,662	1,121,806

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $876,000 and $1,727,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.53	$11.73	$11.62	$11.79	$12.00
Investment Operations
Net Investment Income	.507	.515	.513	.509	.506
Net Realized and Unrealized Gain (Loss)
on Investments	(1.158)	(.183)	.152	(.153)	(.074)
Total from Investment Operations	(.651)	.332	.665	.356	.432
Distributions
Dividends from Net Investment Income	(.507)	(.515)	(.513)	(.509)	(.506)
Distributions from Realized Capital Gains	(.052)	(.017)	(.042)	(.017)	(.136)
Total Distributions	(.559)	(.532)	(.555)	(.526)	(.642)
Net Asset Value, End of Period	$10.32	$11.53	$11.73	$11.62	$11.79

Total Return[1]	–5.87%	2.94%	5.90%	3.04%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$215	$263	$301	$320	$679
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.16%	0.16%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.57%	4.47%	4.44%	4.31%	4.27%
Portfolio Turnover Rate	35%	16%	25%	13%	7%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.53	$11.73	$11.62	$11.79	$12.00
Investment Operations
Net Investment Income	.515	.523	.522	.518	.513
Net Realized and Unrealized Gain (Loss)
on Investments	(1.158)	(.183)	.152	(.153)	(.074)
Total from Investment Operations	(.643)	.340	.674	.365	.439
Distributions
Dividends from Net Investment Income	(.515)	(.523)	(.522)	(.518)	(.513)
Distributions from Realized Capital Gains	(.052)	(.017)	(.042)	(.017)	(.136)
Total Distributions	(.567)	(.540)	(.564)	(.535)	(.649)
Net Asset Value, End of Period	$10.32	$11.53	$11.73	$11.62	$11.79

Total Return	–5.80%	3.01%	5.98%	3.12%	3.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$721	$858	$902	$852	$458
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.64%	4.54%	4.51%	4.39%	4.32%
Portfolio Turnover Rate	35%	16%	25%	13%	7%

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

Florida Long-Term Tax-Exempt Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2008, the fund had contributed capital of $100,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2008, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2008, the fund had available realized losses of $13,700,000 to offset future net capital gains through November 30, 2016.

The fund had realized losses totaling $1,549,000 through November 30, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2008, the cost of investment securities for tax purposes was $986,969,000. Net unrealized depreciation of investment securities for tax purposes was $61,508,000, consisting of unrealized gains of $14,157,000 on securities that had risen in value since their purchase and $75,665,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2008, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	(207)	25,041	(569)
30-Year U.S. Treasury Bond	(90)	11,474	(373)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2008, the fund purchased $353,538,000 of investment securities and sold $433,175,000 of investment securities, other than temporary cash investments.

Florida Long-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	42,562	3,803	43,314	3,780
Issued in Lieu of Cash Distributions	8,654	780	8,789	763
Redeemed	(73,770)	(6,646)	(84,575)	(7,347)
Net Increase (Decrease)—Investor Shares	(22,554)	(2,063)	(32,472)	(2,804)
Admiral Shares
Issued	115,573	10,292	127,028	11,030
Issued in Lieu of Cash Distributions	26,884	2,424	25,997	2,258
Redeemed	(190,866)	(17,333)	(180,459)	(15,694)
Net Increase (Decrease)—Admiral Shares	(48,409)	(4,617)	(27,434)	(2,406)

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(942)
Level 2—Other significant observable inputs	925,461	—
Level 3—Significant unobservable inputs	—	—
Total	925,461	(942)

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Florida Tax-Free Funds and the Shareholders of Vanguard Florida Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Long-Term Tax-Exempt Fund (the “Fund”) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 20, 2009

Special 2008 tax information (unaudited) for Vanguard Florida Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,149,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	5/31/2008	11/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$931.47	$0.73
Admiral Shares	1,000.00	931.80	0.39
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.32	$0.76
Admiral Shares	1,000.00	1,024.67	0.41

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman,
John J. Brennan[1]	President, and Chief Executive Officer of Rohm and
Born 1954. Trustee Since May 1987. Chairman of	Haas Co. (chemicals); Board Member of the American
the Board. Principal Occupation(s) During the Past Five	Chemistry Council; Director of Tyco International, Ltd.
Years: Chairman of the Board and Director/Trustee of	(diversified manufacturing and services), since 2005.
The Vanguard Group, Inc., and of each of the investment
companies served by The Vanguard Group; Chief
Executive Officer and President of The Vanguard Group	Amy Gutmann
and of each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1996–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania since 2004; Professor in
the School of Arts and Sciences, Annenberg School for
Independent Trustees	Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost
(2001–2004) and Laurance S. Rockefeller Professor of
Charles D. Ellis	Politics and the University Center for Human Values
Born 1937. Trustee Since January 2001. Principal	(1990–2004), Princeton University; Director of Carnegie
Occupation(s) During the Past Five Years: Applecore	Corporation of New York since 2005 and of Schuylkill
Partners (pro bono ventures in education); Senior	River Development Corporation and Greater Philadelphia
Advisor to Greenwich Associates (international business	Chamber of Commerce since 2004; Trustee of the
strategy consulting); Successor Trustee of Yale University;	National Constitution Center since 2007.
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.	JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Retired
Emerson U. Fullwood	Corporate Vice President, Chief Global Diversity Officer,
Born 1948. Trustee Since January 2008. Principal	and Member of the Executive Committee of Johnson &
Occupation(s) During the Past Five Years: Retired	Johnson (pharmaceuticals/consumer products); Vice
Executive Chief Staff and Marketing Officer for	President and Chief Information Officer (1997–2005)
North America and Corporate Vice President of	of Johnson & Johnson; Director of the University
Xerox Corporation (photocopiers and printers);	Medical Center at Princeton and Women’s Research
Director of SPX Corporation (multi-industry	and Education Institute.
manufacturing), of the United Way of Rochester,
and of the Boy Scouts of America.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Chief Executive Officer,
Dean, and Director of Faculty Recruiting, Harvard	Director, and President of The Vanguard Group, Inc.,
Business School; Director and Chairman of UNX, Inc.	since 2008; Chief Executive Officer and President of
(equities trading firm); Chair of the Investment	each of the investment companies served by The
Committee of HighVista Strategies LLC (private	Vanguard Group since 2008; Director of Vanguard
investment firm) since 2005.	Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
J. Lawrence Wilson	Vanguard Marketing Corporation since 2005; Principal
Born 1936. Trustee Since April 1985. Principal	of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); Director of Cummins Inc. (diesel	Vanguard Senior Management Team
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.	R. Gregory Barton	James M. Norris
	Mortimer J. Buckley	Ralph K. Packard
	Kathleen C. Gubanich	Glenn W. Reed
Executive Officers	Paul A. Heller	George U. Sauter
Michael S. Miller

Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September	Founder
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies	John C. Bogle
served by The Vanguard Group since 2008; Treasurer	Chairman and Chief Executive Officer, 1974–1996
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q180 012009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2008: $24,000

Fiscal Year Ended November 30, 2007: $22,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2008: $3,055,590

Fiscal Year Ended November 30, 2007: $2,835,320

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2008: $626,240

Fiscal Year Ended November 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2008: $0

Fiscal Year Ended November 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2008: $230,400

Fiscal Year Ended November 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 16, 2009

VANGUARD FLORIDA TAX-FREE FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 16, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.